EXHIBIT 10.01

SIXTH AMENDMENT
TO REVOLVING CREDIT, TERM LOAN

AND SECURITY AGREEMENT

SIXTH AMENDMENT, dated as of February 12, 2020 (this “Amendment”), to the Revolving Credit, Term Loan and Security Agreement, dated as of March 31, 2017 (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among GEE GROUP INC., an Illinois corporation (“Holdings”), SCRIBE SOLUTIONS, INC., a Florida corporation (“Scribe”), AGILE RESOURCES, INC., a Georgia corporation (“Agile”), ACCESS DATA CONSULTING CORPORATION, a Colorado corporation (“Access”), TRIAD PERSONNEL SERVICES, INC., an Illinois corporation (“Triad Personnel”), TRIAD LOGISTICS, INC., an Ohio corporation (“Triad Logistics”), PALADIN CONSULTING, INC., a Texas corporation (“Paladin”), BMCH, INC., an Ohio corporation (“BMCH”), GEE GROUP PORTFOLIO INC., a Delaware corporation and the surviving corporation of the merger of SNI HOLDCO INC., a Delaware corporation, with and into GEE Group Portfolio Inc., a Delaware corporation (“SNI Holdings”), and SNI COMPANIES, a Delaware corporation (“SNI” and together with Holdings, Scribe, Agile, Access, Triad Personnel, Triad Logistics, Paladin, BMCH, SNI Holdings and each other Person joined thereto as a borrower from time to time, collectively, the “Borrowers” and each a “Borrower”), each Subsidiary of Holdings listed as a “Guarantor” on the signature pages thereto (together with each other Person joined thereto as a guarantor from time to time, collectively, the “Guarantors”, and each a “Guarantor”, and together with the Borrowers, collectively, the “Loan Parties” and each a “Loan Party”), the lenders which now are or which thereafter become a party thereto that make Revolving Advances thereunder (together with their respective successors and assigns, collectively, the “Revolving Lenders” and each a “Revolving Lender”), the lenders which now are or which thereafter become a party thereto that made or acquire an interest in the Term Loans (together with their respective successors and assigns, collectively, the “Term Loan Lenders” and each a “Term Loan Lender”, and together with the Revolving Lenders, collectively, the “Lenders” and each a “Lender”), MGG INVESTMENT GROUP LP (“MGG”), as administrative agent for the Lenders (together with its successors and assigns, in such capacity, the “Administrative Agent”), as collateral agent for the Lenders (together with its successors and assigns, in such capacity, the “Collateral Agent”), and as term loan agent (together with its successors and assigns, in such capacity, the “Term Loan Agent” and together with the Administrative Agent and the Collateral Agent, each an “Agent” and, collectively, the “Agents”).

WHEREAS, the Loan Parties, the Agents and the Lenders are parties to the Credit Agreement, pursuant to which the Lenders have made and may hereafter make certain loans and have provided and may hereafter provide certain other financial accommodations to the Borrowers;

WHEREAS, the Loan Parties have requested that the Agents and the Lenders amend certain terms and conditions of the Credit Agreement; and

WHEREAS, the Agents and the Lenders are willing to amend such terms and conditions of the Credit Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. All terms used herein that are defined in the Credit Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

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2. Amendments.

(a) New Definitions. Section 1.2 of the Credit Agreement is hereby amended by adding the following definitions, in appropriate alphabetical order:

(i) “Amendment No. 6” shall mean the Sixth Amendment to Revolving Credit, Term Loan and Security Agreement, dated as of February 12, 2020, by and among the Loan Parties, the Agents and the Lenders.

(ii) “Amendment No. 6 Effective Date” shall mean the ‘Amendment No. 6 Effective Date’ as set forth in Amendment No. 6.

(b) Section 2.3(c) (Term Loans). The table set forth in Section 2.3(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

"Date	Principal Payment Required
March 31, 2020	$500,000.00
June 30, 2020	$500,000.00
September 30, 2020	$500,000.00
December 31, 2020	$500,000.00
March 31, 2021	$500,000.00"

(c) Section 13.1 (Term). Section 13.1 is hereby amended and restated in its entirety as follows:

“13.1 Term This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of each Loan Party, each Agent and each Lender, shall become effective on the Closing Date and shall continue in full force and effect until June 30, 2021 (the “Term”) unless sooner terminated as herein provided.”

3. Representations and Warranties. Each Loan Party hereby represents and warrants to the Agents and the Lenders as follows:

(a) Representations and Warranties; No Event of Default. (i) The representations and warranties herein, in the Credit Agreement and in each Other Document, certificate or other writing delivered by or on behalf of the Loan Parties to any Agent or any Lender pursuant to the Credit Agreement or any Other Document on or prior to the Amendment No. 6 Effective Date are true and correct in all material respects (except that such materiality qualifier shall not be applied to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Amendment No. 6 Effective Date as though made on and as of such date (unless such representations or warranties are stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applied to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date), other than (A) the representations and warranties contained in Section 5.5(a) and (b) of the Credit Agreement to the extent that the Pro Forma Balance Sheet and the Projections were prepared in part based on representations and warranties made by the Acquired Companies and/or the SNIH Stockholders (as each such term is defined in the SNI Acquisition Documents) in respect of the balance sheet and the cash flow and balance sheet projections of the Acquired Companies that were not true and correct in all material respects as of the Closing Date and (B) the representations and warranties contained in Section 5.19 of the Credit Agreement that there has been no breach of any material term or condition of the SNI Acquisition Documents to the extent that any representations and warranties made by the Acquired Companies and/or the SNIH Stockholders were not true and correct in all material respects as of the Closing Date, and (ii) no Default or Event of Default has occurred and is continuing as of the Amendment No. 6 Effective Date or would result from this Amendment becoming effective in accordance with its terms.

(b) Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, or limited liability company duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and to execute this Amendment and deliver each Other Document to which it is a party, and to consummate the transactions contemplated hereby and by the Credit Agreement, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except (solely for the purposes of this subclause (iii)) where the failure to be so qualified and in good standing could reasonably be expected to have a Material Adverse Effect.

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(c) Authorization, Etc. The execution, delivery and performance of this Amendment by the Loan Parties, and the performance of the Credit Agreement, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Organizational Documents, (B) any material law or regulation, or any judgment, order or decree of any Governmental Body or (C) any Material Contract binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Other Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except, in the case of clause (iv), to the extent where such contravention, default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect.

(d) Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Body is required in connection with the due execution, delivery and performance by any Loan Party of this Amendment or any Other Document to which it is or will be a party.

(e) Enforceability. This Amendment is, and each Other Document to which any Loan Party is or will be a party, when delivered hereunder, will be, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by principles of equity.

4. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full, in a manner satisfactory to the Agents, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being hereinafter referred to as the “Amendment No. 6 Effective Date”):

(a) Payment of Fees, Etc. The Borrowers shall have paid, on or before the Amendment No. 6 Effective Date, all fees (including the fees of Schulte Roth & Zabel LLP, counsel to the Agents and the Lenders), costs, expenses and taxes then payable pursuant to Article III and Section 16.09 of the Credit Agreement.

(b) Representations and Warranties. The representations and warranties contained in this Amendment, the Credit Agreement and in each Other Document shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Amendment No. 6 Effective Date as though made on and as of such date, (i) except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date) and (ii) other than (A) the representations and warranties contained in Section 5.5(a) and (b) of the Credit Agreement to the extent that the Pro Forma Balance Sheet and the Projections were prepared in part based on representations and warranties made by the Acquired Companies and/or the SNIH Stockholders (as each such term is defined in the SNI Acquisition Documents) in respect of the balance sheet and the cash flow and balance sheet projections of the Acquired Companies that were not true and correct in all material respects as of the Closing Date and (B) the representations and warranties contained in Section 5.19 of the Credit Agreement that there has been no breach of any material term or condition of the SNI Acquisition Documents to the extent that any representations and warranties made by the Acquired Companies and/or the SNIH Stockholders were not true and correct in all material respects as of the Closing Date.

(c) No Default; Event of Default. No Default or Event of Default shall have occurred and be continuing on the Amendment No. 6 Effective Date or result from this Amendment becoming effective in accordance with its terms.

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(d) Delivery of Documents. The Agents shall have received on or before the Amendment No. 6 Effective Date this Amendment, duly executed by the Loan Parties, each Agent and each Lender.

(e) Material Adverse Effect. The Agents shall have determined, in their reasonable judgment, that no event or development shall have occurred since September 30, 2019, which could reasonably be expected to have a Material Adverse Effect.

(f) Liens; Priority. The Agents shall be satisfied that the Collateral Agent has been granted, and holds, for the benefit of the Agents and the Lenders, a perfected, first priority Lien on and security interest in all of the Collateral, subject only to Permitted Encumbrances, to the extent such Liens and security interests are required pursuant to the Credit Agreement and the Other Documents to be granted or perfected on or before the Amendment No. 6 Effective Date.

(g) Approvals. All consents, authorizations and approvals of, and filings and registrations with, and all other actions in respect of, any Governmental Body or other Person required in connection with the Credit Agreement and any Other Document or the transactions contemplated thereby or the conduct of the Loan Parties’ business shall have been obtained or made and shall be in full force and effect. There shall exist no claim, action, suit, investigation, litigation or proceeding (including, without limitation, shareholder or derivative litigation) pending or, to the knowledge of any Loan Party, threatened in any court or before any arbitrator or Governmental Body which (i) relates to the Credit Agreement and the Other Documents or the transactions contemplated thereby or (ii) could reasonably be expected to have a Material Adverse Effect.

5. Continued Effectiveness of the Credit Agreement and Other Documents. Each Loan Party hereby (i) acknowledges and consents to this Amendment, (ii) confirms and agrees that the Credit Agreement and each Other Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment No. 6 Effective Date all references in any such Other Document to “the Credit Agreement”, the “Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended or modified by this Amendment, and (iii) confirms and agrees that to the extent that any such Other Document purports to assign or pledge to the Collateral Agent for the benefit of the Agents and the Lenders, or to grant to the Collateral Agent for the benefit of the Agents and the Lenders a security interest in or Lien on, any Collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Credit Agreement (as amended hereby) and the Other Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects. This Amendment does not and shall not affect any of the obligations of the Loan Parties, other than as expressly provided herein, including, without limitation, the Loan Parties’ obligations to repay the Loans in accordance with the terms of Credit Agreement, or the obligations of the Loan Parties under any Other Document to which they are a party, all of which obligations shall remain in full force and effect. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or any Lender under the Credit Agreement or any Other Document, nor constitute a waiver of any provision of the Credit Agreement or any Other Document.

6. No Novation. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby.

7. No Representations by Agents or Lenders. Each Loan Party hereby acknowledges that it has not relied on any representation, written or oral, express or implied, by any Agent or any Lender, other than those expressly contained herein, in entering into this Amendment.

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8. Release.

(a) Each Loan Party hereby acknowledges and agrees that: (a) neither it nor any of its Affiliates has any claim or cause of action against any Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) under the Credit Agreement and the Other Documents and (b) each Agent and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to such Loan Party and its Affiliates under the Credit Agreement and the Other Documents. Notwithstanding the foregoing, the Agents and the Lenders wish (and each Loan Party agrees) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of the Agents’ and the Lenders’ rights, interests, security and/or remedies under the Credit Agreement and the Other Documents. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Loan Party (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the ”Releasors”) does hereby fully, finally, unconditionally and irrevocably release and forever discharge each Agent, each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the ”Released Parties”) from any and all debts, claims, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the Amendment No. 6 Effective Date and arising out of, connected with or related in any way to this Amendment, the Credit Agreement or any Other Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of each Loan Party, or the making of any Loans, or the management of such Loans or the Collateral, in each case, on or prior to the Amendment No. 6 Effective Date.

(b) As to each and every claim released hereunder, each Loan Party hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of each provision of applicable federal or state law (including without limitation the laws of the state of New York), if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.

(c) Each Loan Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(d) Each Loan Party, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of the Released Parties above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) the Released Parties on the basis of any claim released, remised and discharged by such Person pursuant to this Section 8. Each Loan Party further agrees that it shall not dispute the validity or enforceability of the Credit Agreement or any of the Other Documents or any of its obligations thereunder, or the validity, priority, enforceability or the extent of Collateral Agent’s Lien on any item of Collateral under the Credit Agreement or the Other Documents. If any Loan Party or any of its respective successors, assigns, or officers, directors, employees, agents and attorneys, or any Person acting for or on behalf of, or claiming through it violate the foregoing covenant, such Person, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as the Released Parties may sustain as a result of such violation, all reasonable attorneys’ fees and costs incurred by the Released Parties as a result of such violation.

9. Further Assurances. The Loan Parties shall execute any and all further documents, agreements and instruments, and take all further actions, as may be required under Applicable Law or as any Agent may reasonably request, in order to effect the purposes of this Amendment.

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10. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.

(b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(d) Each Loan Party hereby acknowledges and agrees that this Amendment constitutes an “Other Document” under the Credit Agreement. Accordingly, it shall be an immediate Event of Default under the Credit Agreement if (i) any representation or warranty made by any Loan Party under or in connection with this Amendment shall have been incorrect in any respect when made or deemed made, or (ii) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

(e) Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

BORROWERS:	GEE GROUP INC.

By:
Name:
Title:

SCRIBE SOLUTIONS INC.

By:
Name:
Title:

AGILE RESOURCES, INC.

By:
Name:
Title:

ACCESS DATA CONSULTING CORPORATION

By:
Name:
Title:

TRIAD PERSONNEL SERVICES, INC.

By:
Name:
Title:

TRIAD LOGISTICS, INC.

By:
Name:
Title:

PALADIN CONSULTING, INC.

By:
Name:
Title:

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BMCH, INC.

By:
Name:
Title:

GEE GROUP PORTFOLIO INC.

By:
Name:
Title:

SNI COMPANIES

By:
Name:
Title:

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AGENTS:	MGG INVESTMENT GROUP LP, as Administrative Agent, Collateral Agent and Term Loan Agent By: MGG GP LLC, its general partner

By:
Name:
Title:

LENDERS:	MGG (BVI) LIMITED, as a Revolving Lender

By:
Name:
Title:

MGG SF EVERGREEN UNLEVERED MASTER FUND II (CAYMAN) LP, as a Term Loan Lender and a Revolving Lender By: MGG Investment Group GP II LLC, its general partner

By:
Name:
Title:

MGG SF DRAWDOWN UNLEVERED FUND LP, as a Term Loan Lender and a Revolving Lender By: MGG Investment Group GP LLC, its general partner

By:
Name:
Title:

MGG SF EVERGREEN UNLEVERED FUND LP, as a Term Loan Lender and a Revolving Lender By: MGG Investment Group GP LLC, its general partner

By:
Name:
Title:

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MGG SF EVERGREEN MASTER FUND (CAYMAN) LP, as a Revolving Lender By: MGG Investment Group GP LLC, its general partner

By:
Name:
Title:

MGG SF DRAWDOWN MASTER FUND (CAYMAN) LP, as a Revolving Lender By: MGG Investment Group GP II LLC, its general partner

By:
Name:
Title:

MGG INSURANCE FUND SERIES OF INTERESTS IN SALI MULTI-SERIES FUND, LP (IDF), as a Term Loan Lender By: MGG Investment Group LP, its investment sub-adviser By: MGG GP LLC, its general partner

By:
Name:	Kevin Griffin
Title:	Chief Executive Officer

MGG OFFSHORE FUNDING I, LLC, as a Term Loan Lender By: MGG Offshore Holding I LLC, its sole member By: MGG Investment Group LP, its manager By: MGG GP LLC, its general partner

By:
Name:	Kevin Griffin
Title:	Chief Executive Officer

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MGG OFFSHORE FUNDING II, LLC, as a Term Loan Lender By: MGG Offshore Holding I LLC, its sole member By: MGG Investment Group LP, its manager By: MGG GP LLC, its general partner

By:
Name:	Kevin Griffin
Title:	Chief Executive Officer

MGG ONSHORE HOLDING II LLC, as a Term Loan Lender By: MGG (BVI) Limited, its sole member

By:
Name:	Kevin Griffin
Title:	Authorized Signatory

CM FINANCE SPV, LTD., as a Term Loan Lender

By:
Name:
Title:

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